Exhibit 10.43

AGREEMENT OF SETTLEMENT AND RELEASE

         THIS AGREEMENT OF SETTLEMENT AND RELEASE (hereinafter, the "Agreement") dated June 24, 2010, is  made  and  entered  into  by  and  between  GENERAL ENVIRONMENTAL MANAGEMENT, INC., a Nevada corporation ("GEM"), GEM ENVIRONMENTAL MANAGEMENT, INC., a Nevada corporation ("Purchaser"), CALIFORNIA LIVING WATERS, INCORPORATED (“CLW”), SANTA CLARA WASTE WATER COMPANY ("SCWW"), UNITED STATES ENVIRONMENTAL RESPONSE, LLC, a California limited liability company (“USER”), DOUGLAS B. EDWARDS, an individual currently residing in California (“DBE”), FORNEY FAMILY UNITRUST, a California trust (“FFU”), NUESTROS SUENOS, S.A., a Guatemalan Sociedad Anonima (“NSSA”), GARY S. EDWARDS, an individual currently residing in California (“GSE”), and CHARLES MUNDY, an individual currently residing in California (“CM”), and UNITED STATES ENVIRONMENTAL RESPONSE, LLC, a California limited liability company ("Receiving Agent").  GEM, Purchaser, CLW, SCWW, USER, DBE, FFU, NSSA, GSE, CM, and Receiving Agent are sometimes collectively referred to herein as the "Parties".

RECITALS

          This Agreement is made with reference to the following facts:

         A.  On or about  November 6, 2009, the Parties entered into a Stock Purchase Agreement ("SPA") pursuant to which USER sold to Purchaser, all of the issued and outstanding shares of CLW (the “CLW Shares") in exchange for:

 (i) six promissory notes (individually a "Note" and collectively, the "Notes") in the aggregate principal amount of $9,003,000, as set forth below in Section (a) through (f) of this Section A(i), delivered to USER as principal and as "Agent" as such term is defined in Notes One through Five, and (ii) Warrants (the "Warrants") to purchase 425,000 shares of GEM common stock in the form of the Warrants.  The Notes were issued as follows:

(a) a $2,000,000 promissory note payable to the order of USER.

(b) a $1,700,000 promissory note payable to the order of  FFU (“Note One”)

(c) a $1,100,000 promissory note payable to the order of NSSA (“Note Two”).

(d) a $425,000 promissory note payable to the order of CM (“Note Three”). .

(e) a $1,600,000 promissory note payable to the order of GSE (“Note Four”).

(f) a $2,178,000 promissory note payable to the order of DBE (“Note Five”).

B. As security of the payment of the Notes, the Parties entered into a Security Agreement dated November 6, 2009, pursuant to which Purchaser pledged the CLW Shares as security for the payment of the Notes and GEM entered into certain obligations.

C. On March 1, 2010 Purchaser paid $250,000 to USER.

D. On April 23, 2010, the Security Agreement was amended by an Amended Security Agreement (the "Amended Security Agreement").

E. Purchaser is in default on the payment of the Notes and GEM is in default under, inter alia, various obligations under the Amended Security Agreement.

F. On June 14, 2010, pursuant to the Amended Security Agreement, Purchaser and GEM were informed that on the morning of June 14, 2010, had sold the CLW Shares .

G. The Parties wish to settle their current and future claims and disputes and issue mutual general releases.

Certain Definitions.

"CLW Parties" means, jointly and severally, CLW, SCWW, USER, DBE, FFU, NSSA, GSE, CM, and Receiving Agent, and each of their respective predecessors and successors in interest, if any, and each of the foregoing’s respective past, present and future agents, managers, officers, directors, tax representatives, shareholders, employees, attorneys, accountants, assigns, subsidiaries, parent companies, affiliates, and  representatives.

“GEM Parties” means, jointly and severally, GEM and GEMEM, and each of their respective predecessors and successors in interest, if any, and each of the foregoing’s respective past, present and future agents, managers, officers, directors, tax representatives, shareholders, employees, attorneys, accountants, assigns, subsidiaries, parent companies, affiliates, and  representatives.

AGREEMENT AND RELEASE

         For and in  consideration  of the mutual promises,  covenants,  and releases set forth herein,  and other good, valuable and sufficient consideration,  the Parties hereto agree as follows:

         1. No Admission of Liability. This Agreement does not constitute an admission by any Party of liability or responsibility to any other.

         2. Avoidance of Litigation and Arbitration.  Each Party acknowledges that its acknowledgements, promises,  covenants, and releases set forth herein is in consideration of this Agreement and is given for the purpose of avoiding the costs and expenses of legal proceedings and may be relied upon by, and inure to the benefit of, the CLW Parties and the GEM Parties.

         3. Certain Other Consideration:

a.  Release By GEM  Parties.  The GEM Parties signatory hereto for themselves, and for each of their predecessors,  successors, past and present  assigns, officers,  directors, and other agents, do hereby release and absolutely discharge, and indemnifies and covenants not to sue,  the CLW Parties from and against any and all claims, debts,  liabilities,  demands,  obligations, promises,  acts,  omissions, agreements, instruments, accounts,  accountings,  reckonings,  costs,  and expenses  (including,  but not limited to, attorneys' fees and costs),  damages, liens,  judgments,  actions  and  causes of  action,  of every  kind and  nature whatsoever,  at law or in equity,  known or unknown,  suspected or  unsuspected, which the GEM Parties ever had, or now has, or may hereafter have (whether arising out of existing or future acts or omissions by any of the CLW Parties) against the CLW  Parties,  which  arose, are arising or will hereafter arise out of,  or are in  connection  with,  the SPA, the Security Agreement, the Notes, the Amended Security Agreement and any ancillary agreements thereto with the exception of the GEM Parties' rights and obligations under this Agreement, and with the further exception of the Employment Agreement between GEM and DBE, which Employment Agreement is terminated pursuant to a separate Release Agreement of even date between GEM and DBE.

              b.  Release  By  CLW Parties. The CLW Parties signatory hereto for themselves, and for each of their predecessors,  successors, past and present  assigns, officers,  directors, and other agents, do hereby release and absolutely discharge, and indemnifies and covenants not to sue,  the CLW Parties from and against any and all claims, debts,  liabilities,  demands,  obligations, promises,  acts,  omissions, agreements, instruments, accounts,  accountings,  reckonings,  costs,  and expenses  (including,  but not limited to, attorneys' fees and costs),  damages, liens,  judgments,  actions  and  causes of  action,  of every  kind and  nature whatsoever,  at law or in equity,  known or unknown,  suspected or  unsuspected, that the CLW Parties ever had, or now has, or may hereafter have (whether arising out of existing or future acts or omissions by any of the GEM Parties) against the GEM  Parties,  which  arose, are arising or will hereafter arise out of,  or are in  connection  with,  the SPA, the Security Agreement, the Notes, the Amended Security Agreement and any ancillary agreements thereto with the exception of the CLW Parties' rights and obligations under this Agreement, and with the further exception of the Employment Agreement between GEM and DBE, which Employment Agreement is terminated pursuant to a separate Release Agreement of even date between GEM and DBE.

              c. Express Waiver Re Civ. Code 1542.  Subject to the scope of the  foregoing,  the Parties  expressly understand and agree that this Agreement fully releases and resolves the matters released and discharged in Paragraphs 3a and 3b,  including  those which may be unknown,  unanticipated  and/or  unsuspected, and hereby expressly waive all benefits under California Civil Code Section 1542,  as well as under any other  statutes or common law  principles of similar effect, to the extent that such benefits may contravene the release set forth in this  Paragraph.  The Parties  hereby  acknowledge  that  they  have  read  and understood Section 1542, which provides as follows:

              A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING  THE  RELEASE,  WHICH  IF  KNOWN  BY HIM  MUST  HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

              d) Return of Warrants.  DBE shall return 284,750 of the Warrants to GEM and GSE shall return of the 140,250  Warrants to GEM and the Warrants shall be cancelled.

         4. Representations and Warranties. The Parties represent and warrant to and agree with each other as follows:

              a. Each Party has received, or has had full opportunity and time to have received, independent legal advice from attorneys of its choice with respect to the  advisability of entering into this Agreement and of giving any release by such Agreement.

             b. In connection with the execution of this Agreement or the making of the settlement provided for herein, no Party to this Agreement has relied upon any statement, representation or promise of any other Party not expressly contained herein.

              c. This Agreement contains the entire agreement of the Parties hereto.  There are no agreements or understandings between the Parties hereto relating to the matters and releases referred to in this Agreement other than as set forth in this Agreement.

              d.  All  Parties  hereto  and  their   counsel, if any, have  made  such investigation of the facts  pertaining to the releases  contained herein as they deem necessary.

              e. The terms of this Agreement are contractual and are the result of negotiation among the Parties.  Each Party has cooperated in the drafting and preparation of this Agreement. This Agreement is the final written expression and the complete and exclusive statement of all of the agreements, conditions, promises, representations and covenants between the Parties with respect to the subject matter of this  Agreement. This Agreement replaces and supersedes all prior, former or  contemporaneous  agreements,  negotiations,  understandings, representations, discussions or warranties between and among the Parties, their respective representatives, and any other person or entity, with respect to the subject matter of this Agreement. In any construction to be  made of this Agreement, the same shall not be construed against any Party, and the canon of contractual interpretation set forth in California Civil Code Section 1654 shall not be applied.

              f. This Agreement has been carefully read by each of the Parties and the contents  thereof are known and understood by each of the Parties.  This Agreement is signed freely by each Party executing it.

         5. Modifications.  This Agreement may not be amended, canceled, revoked or  otherwise  modified  except by written  agreement  subscribed  by all of the Parties to be charged with such modification.

         6. Severability.  In the event any provision of this Agreement shall be held to be void, voidable or unenforceable, the remaining provisions shall remain in full force and effect.

         7. Governing Law and Arbitration. This Agreement shall be construed in accordance with, and be governed by, the laws of the State of California.  Arbitration of Disputes

(a) Arbitrable Disputes:  The Parties agree to resolve any claims we may have with each other (except, if any Party  so elects, any dispute for which injunctive relief is a principal remedy) through final and binding arbitration in accordance with this section.

(b) The Arbitration:  The arbitration shall be in accordance with the then-current arbitration rules and procedures governing arbitrations administered by the Judicial Arbitration and Mediation Service (JAMS), except as provided in this section.  The arbitrator shall determine his or her decision ex aequo et bono with reference to this Agreement and the broad intended scope hereof. Arbitration shall take place in Los Angeles County before an experienced business arbitrator licensed to practice law in that California.  The arbitrator may not modify or change this Release in any way.  The Parties and any other party who agrees to arbitrate an Arbitrable Dispute under this section agree to submit to personal jurisdiction in California and in any jurisdiction necessary for the enforcement of any arbitration award.

(c) Selection of the Arbitrator:  The arbitrator shall be selected as follows:  JAMS shall give each Party a list of 11 arbitrators drawn from its panel of employment dispute arbitrators.  Each Party may strike all names on the list it deems unacceptable.  If only one common name remains on the lists of both parties, that individual shall be designated as the Arbitrator.  If more than one common name remains on the lists of both parties, the Parties shall strike names alternately from the list of common names until only one remains.  The Party who did not initiate the claim shall strike first.  If no common name exists on the lists of both parties, JAMS shall furnish an additional list and the process shall be repeated.  If no arbitrator has been selected after two lists have been distributed, then the Parties shall strike alternately from a third list, with the party initiating the claim striking first, until only one name remains.  That person shall be designated as the arbitrator.  Striking decisions must be made and communicated to the other Party and JAMS within 10 calendar days after the date of the transmittal communication relaying the arbitrators remaining for selection.  In the event a Party does not make a timely strike, the other party may select the arbitrator from the names remaining.

(d) Attorneys Fees and Expenses:  Each Party shall pay the fees of his or her attorneys, the expenses of his or her witnesses, and any other expenses that party incurs in connection with the arbitration, but all costs of the arbitration itself, including the fees of the arbitrator, the cost of any record or transcript of the arbitration, administrative fees, and other fees and costs shall be paid in equal shares by the plaintiffs and defendants.  At my written request and on a showing of substantial hardship, the Company shall advance all or a portion of my share of those arbitration costs to the extent they would exceed the out-of-pocket costs I would have incurred in a lawsuit.  The party losing the arbitration shall reimburse the party who prevailed for all attorneys’ fees and expenses the prevailing party paid pursuant to this subsection (d), except to the extent prohibited by a statute under which the dispute has been brought.

(e) Exclusive Remedy:  Arbitration in this manner shall be the exclusive remedy for any claim that must be arbitrated pursuant to this section.  Should I or the Company attempt to resolve such a claim by any method other than arbitration pursuant to this section, the responding party will be entitled to recover from the initiating party all damages, expenses, and attorneys’ fees incurred as a result of that breach.

         8. Warranty of Authority.  Each Party whose signature is affixed hereto in a representative capacity  represents and warrants that he or she is authorized to execute this Agreement on behalf of and to bind the entity on whose behalf his or her signature is affixed. In the event that there is a breach of any representation or warranty of authority to execute this Agreement, the Parties shall indemnify and hold harmless one another from any and all loss or damage, including  reasonable  attorneys'  fees,  incurred  as result of the breach of such representation and warranty.

         9. Counterparts.  This  Agreement  may be  executed  in  one or  more counterparts,  each of which when executed and  delivered  shall be an original, and all of which when executed  shall  constitute  one and the same  instrument. Facsimile  signatures on this  Agreement,  or any counterpart of this Agreement, shall have the same force and effect as original signatures.

       10.  Attorneys'  Fees.  All Parties hereto agree to pay their own costs and  attorneys'  fees  except  that,  in the  event  any  action,  suit or other proceeding is  instituted  to remedy,  prevent or obtain relief from a breach of this  Agreement,  arising out of a breach of this  Agreement,  involving  claims within the scope of the releases contained in this Agreement, or pertaining to a declaration of rights under this Agreement,  the prevailing  Party shall recover its reasonable attorneys' fees incurred in each and every such action,  suit or other proceeding, including any and all appeals or petitions therefrom.

       11. Further Instruments.  The Parties shall execute and deliver further instruments, documents or papers and shall perform all acts necessary or proper to carry out and effectuate the terms of this Agreement as may be required by the terms of this  Agreement or as may be reasonably requested for a material, substantial purpose by any Party to this Agreement.

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first set forth above.

GEM ENVIRONMENTAL MANAGEMENT, INC.

By:_________________________
      Timothy J. Koziol, CEO

GENERAL ENVIRONMENTAL MANAGEMENT, INC.

By:_________________________
      Timothy J. Koziol, CEO

CALIFORNIA LIVING WATERS INCORPORATED

By:____________________________________

UNITED STATES ENVIRONMENTAL RESPONSE, LLC, as Receiving Agent
By its Manager, PETRO FLOW, LLC, a California limited liability company

By: ____________________________________
      Douglas B. Edwards, Manager

UNITED STATES ENVIRONMENTAL RESPONSE, LLC
By its Manager, PETRO FLOW, LLC, a California limited liability company

By____________________________________
     Douglas B. Edwards, Manager

FORNEY FAMILY UNITRUST
By its Trustee, INGRAM MANAGEMENT, LLC., an Ohio limited liability company

By____________________________________
     Libby Greenawalt, Manager

NUESTROS SUENOS, S.A., a Guatemalan sociedad anonima

By____________________________________
     David Arthur McDonnell, authorized signatory

____________________________________
Douglas B. Edwards

____________________________________
Gary S. Edwards

____________________________________
Charles Mundy